SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 16, 1997


                            CHAPARRAL RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Colorado                      0-7261                     84-0630863
 ---------------------------    -------------------          ---------------
(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
 of incorporation)                                           Identification No.)




621 Seventeenth Street, Suite 1301, Denver, Colorado                    80293
----------------------------------------------------                  --------
      (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:  (303) 293-2340

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 16, 1997 the Company engaged Ernst & Young LLP as the Company's principal independent accountant.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 16, 1997

                                                CHAPARRAL RESOURCES, INC.



                                                By /s/ Paul V. Hoovler
                                                   -----------------------------
                                                   Paul V. Hoovler, President










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